SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2002

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 231-4000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT LIST
KB HOME FORM EXHIBIT 99.1
KB HOME FORM EXHIBIT 99.2

Item 7. Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of Bruce Karatz, principal executive officer of KB Home, dated August 9, 2002.
99.2	Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of Domenico Cecere, principal financial officer of KB Home, dated August 9, 2002.

Item 9. Regulation FD Disclosure

On August 9, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 (the “Order”), the principal executive officer and principal financial officer of KB Home filed written statements, under oath, in the form of Exhibit A to the Order. Copies of the written statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME
Date: August 9, 2002	By:	/s/ Kimberly N. King

Kimberly N. King Corporate Secretary and Director, Corporate Legal Affairs

EXHIBIT LIST

Exhibit Number	Description

99.1	Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of Bruce Karatz, principal executive officer of KB Home, dated August 9, 2002.
99.2	Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of Domenico Cecere, principal financial officer of KB Home, dated August 9, 2002.